ARLINGTON | ASSET INVESTMENT

Investor Presentation

March 16, 2011

Information Related to Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "views", "expects," "estimates," "intends," "may," "plans," "projects," "potential," "prospective," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections.

You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: availability of, and our ability to deploy, capital; our ability to grow our business through a strategy focused on acquiring primarily private-label MBS and agency-backed MBS; our ability to realize reflation on our assets; current conditions and further adverse developments in the residential mortgage market and the overall economy; potential risk attributable to our mortgage-related portfolios; impacts of regulatory changes, including changes affecting Fannie Mae and Freddie Mac; failure of sovereign or municipal entities to meet their debt obligations; availability of opportunities that meet or exceed our risk-adjusted return expectations; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings and returns; our ability to maintain adequate liquidity; our use of leverage and dependence on repurchase agreements and other short-term borrowings to finance our mortgage-related holdings; the loss of our exclusion from the definition of "investment company" under the Investment Company Act of 1940; our ability to forecast our tax attributes and protect and use our net operating loss carry-forwards and net capital loss carry-forwards to offset future taxable income and gains; changes in our strategies, asset allocation and operational policies; our ability and willingness to make future dividends; available technologies; failure in our operations or structure; competition for investment opportunities and qualified personnel; our ability to retain key personnel; effects of litigation and contractual claims against us and our officers and directors; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our business; risk from strategic ventures or entry into new business areas; failure to maintain effective internal controls; and the factors described in the sections entitled "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2010 and our other public filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Arlington Asset ("AI") Overview – Attractive Dividends Plus Growth

- Risk-adjusted return oriented with focus on residential mortgage-backed securities ("MBS")
  - Non-agency MBS (Jumbo Prime and Alt-A)
  - Agency MBS (guaranteed by FNM, FRE)
- Internally managed with beneficial C-Corp structure
  - Flexibility to retain or distribute earnings
  - 15% current individual Federal income tax rate on dividends from AI
- Returns enhanced by $800 million of tax benefits
  - AI pays 2% cash tax rate
- Attractive investment opportunities available in agency MBS and non-agency MBS
  - Large markets with ability to identify excess return opportunities
- Significant insider ownership; based in Washington, DC area
- Attractive total returns with less than 1x leverage
  - 70% total return in 2010
  - 56% total economic return in 2010



2010 Total Returns (1)
80%
70%
60%
50%
40%
30%
20%
10%
0%
10%
46%
12%
58%
15%
14%
4%
AI
AI
Industry Avg. (2)
Industry Avg. (2)
BVPS Growth
Book Dividend Yield
FMV Growth
FMV Dividend Yield



2010 Year End Leverage (1)
6
5
4
3
2
1
1x Leverage
5x Leverage
AI
Industry Avg. (2)

ARLINGTON | ASSET INVESTMENT

(1) Source: Company earnings data

(2) Tickers – AGNC, ANH, CIM, CMO, CYS, DX, HTS, IVR, MFA, NLY, PMT, RWT, and TWO

Compelling Investment Opportunity

- 97% price to 4Q 2010 book value per share; $213 million market cap (1)
  - 113% industry average price to book value
- 9% dividend yield based on $2.40 per share annualized 4Q 2010 dividend rate (1),(3)
  - 12% adjusted yield assuming a 15% individual Federal income tax rate
- 46% increase in Book Value per share in 2010
  - $8.92 per share, to $28.46 at 12/31/10 from $19.54 at 12/31/09
- 17% ROE from Core Operating Income in 2010 (2)
  - $3.96 per share



2010 Growth in BVPS
50%
40%
30%
20%
10%
0%
46%
0%
AI
Industry Avg. (4) (6)



2010 Attractive ROE
17.0%
14.5%
12.0%
17%
16%
AI
Industry Avg. (5) (6)



2010 Price to Book Value
115%
110%
105%
100%
95%
90%
85%
97%
113%
AI
Industry Avg. (4) (6)

(1) As of 03/14/11

(2) In determining core operating income, a non-GAAP financial measure, the Company has excluded certain costs and the following non-cash expenses: (1) compensation costs associated with stock-based awards, (2) accretion of mortgage-backed securities ("MBS") purchase discounts adjusted for principal repayments in excess of proportionate invested capital, and (3) unrealized mark-to-market adjustments on the trading MBS and interest rate hedge instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

(3) During the 1st, 2nd, 3rd, and 4th quarters of 2010, the Company has declared and paid dividends of $1.90 per share. The annual dividend rate presented is calculated by annualizing the 4th quarter of 2010 dividend payment of $0.60. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented.

(4) Source: Company earnings data

(5) Source: Various industry analyst research reports

(6) Tickers – AGNC, ANH, CIM, CMO, CYS, DX, HTS, IVR, MFA, NLY, PMT, RWT, and TWO

Key Quarterly Investment Data



46% increase in book value per share in 2010
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$9.95
$19.39
$23.10
$22.12
$20.00
$17.48
$17.84
$19.54
$20.03
$23.21
$25.02
$28.46
+10%
+3%
+16%
+8%
+14%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Book Value per Share
Potential N-A MBS Reflation per Share
Stock Price

MBS Portfolio Provides Attractive Risk-Adjusted Returns and Growth

- Non-agency MBS
  - Strong credit protection and high current income while asset price reflation drives concurrent growth in book value per share
  - 49% of par average cost with 20% additional credit enhancement to investment basis at 12/31/10
  - Attractive unlevered returns

- Announced intent to reallocate up to approximately 50% of investable capital to Agency MBS portfolio

- Agency MBS
  - Guaranteed interest and principal
  - Large and liquid markets
  - Reduced GSE portfolio role
  - Slower long-term expected prepayment speeds
    - Tighter underwriting, limited private funding
  - Yield curve at attractive wide spreads
    - Fed expected to remain on hold for extended period of time
    - Ability to appropriately hedge capital at risk

Housing Market – Key Historical Trends (1)


S&P/Case Schiller Home Price Index
225
215
205
195
185
175
165
155
145
135
125


US Unemployment Rate
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0


S&P 500
1600
1500
1400
1300
1200
1100
1000
900
800
700
600


Mortgage Deliquency Rate (60+ Days)
35
30
25
20
15
10
5
0

ARLINGTON ASSET INVESTMENT

(1) Source: Bloomberg

Non-Agency MBS Portfolio – Key Characteristics

- Jumbo Prime and Alt-A Loans
  - Higher home values and larger loan sizes (~ $600K)
  - More desirable / stable housing markets
  - Stronger demographics, higher incomes, and more prime borrowers
- Top 5 Largest MSA's:
  - Los Angeles-Long Beach-Santa Ana, CA (19.6%)
  - San Francisco-Oakland-Fremont, CA (11.2%)
  - New York-Northern New Jersey-Long Island, NY-NJ-PA (7.9%)
  - Washington-Arlington-Alexandria, DC-VA-MD-WV (5.4%)
  - San Diego-Carlsbad-San Marcos, CA (5.3%)
- 68% of the portfolio > $500k balance

Non-Agency MBS Portfolio Credit Performance


Credit Enhancement
60+ Delinquent
Severity

Los Angeles MSA (1)


Index GP
SPCSLA
170.99 Resale Value
Last Price 170.99
High on 01/31/07 268.68
Average 197.56
Low on 05/31/09 159.18
2007
2008
2009
2010

(1) Source: Bloomberg

ARLINGTON ASSET INVESTMENT

Non-Agency MBS Portfolio Breakout (1)

Senior Securities

Face Value	$64M
Purchase Price to Par	67%
Purchase Discount	$21M
Average Loan Size	496,520
Coupon	4.3%
Orig FICO	717
Orig LTV	73%
WALA	54
Credit Enhancement	10%
60+ Delinq	23%
3mo Severity	50%
3mo CPR	16%

ReRemic/Mezz Securities

Face Value	$322M
Purchase Price to Par	46%
Purchase Discount	$168M
Average Loan Size	588,791
Coupon	5.5%
Orig FICO	729
Orig LTV	71%
WALA	52
Credit Enhancement	10%
60+ Delinq	20%
3mo Severity	43%
3mo CPR	18%

(1) As of 12/31/10

Non-Agency MBS – Downside Protection, Upside Potential

POTENTIAL RETURN ON INVESTMENT EXAMPLES (1)

Based on current market conditions



Invested Capital
Cash Accretion / Reflation
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 73%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 104%
Coupon Yield on Invested Capital: 11.5%

Frequency	59%	Frequency	36%	Frequency	25%
Severity	47%	Severity	42%	Severity	37%
Return vs Par	49%	Return vs Par	85%	Return vs Par	100%

(1) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

Historical Agency MBS Spreads (1)


Federal Funds Rate vs. 30 Year Fixed Rate Mortgage Spread
30 Year Spread
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11


Fed Funds Rate vs. 30yr Fxed Rate Mortage Spread
4.6
4.4
4.2
4
3.8
3.6
3.4
3.2
3
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11


5yr Swap vs. 30yr Fxed Rate Mortage Spread
2.1
1.9
1.7
1.5
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11

ARLINGTON ASSET INVESTMENT

(1) Source: Bloomberg

Attractive Potential Returns (1) (2) (3)

	Non-Agency MBS	Agency MBS
Potential Unlevered Return	~8% - 10% Coupon Yield ~15% Total Yield with Reflation	3% - 5% Coupon Yield
Anticipated Cost of Funds	Libor +100bps to 200bps	Libor -5bps to +20bps
Illustrative Potential Return	~15%	~20%

(1) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside of the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

(2) Illustrative returns before corporate operating and other administrative expenses.

(3) Subject to effective tax rates of approximately 2%.

Potential Earnings Growth Scenario

- Potential reallocation of approximately $136 million of investable capital over time from non-agency MBS to agency MBS
  - Approximately 7.5% potential cash return give-up from non-agency MBS
  - Approximately 20%+ potential cash return pick-up from agency MBS
  - All subject to market conditions

- Potential increase in net interest income of approximately $2.00 per share annually

- Reflation potential from remaining non-agency MBS portfolio
  - Approximately 10% cash yield
  - Approximately 15% total yield with potential reflation

Exhibit A

The following table presents a reconciliation of the GAAP financial results to non-GAAP measurements for the quarter ended December 31, 2010 (dollars in thousands, except per share data).

GAAP net income	$8,031
Adjustments	
Adjusted expenses	374
Stock compensation	699
Net unrealized mark-to-market gain on trading MBS and interest rate hedge instruments	(446)
Adjusted interest related to purchase discount accretion	(945)
Non-GAAP core operating income	$7,713
Non-GAAP core operating income per share (diluted)	$0.99